UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2016

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

Port Hueneme, California 93041

(Address of principal executive offices) (Zip Code)

(805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2016, Stellar Biotechnologies, Inc. (“Stellar”), through its wholly-owned subsidiary, entered into a joint venture agreement (the “Agreement”) with Neovacs, S.A. (“Neovacs”) relating to the formation of a joint venture company, Neostell SAS (the “Joint Venture”), to manufacture and sell conjugated therapeutic vaccines using Stellar’s proprietary Keyhole Limpet Hemocyanin (“KLH”) and Neovacs’ cytokine antigens conjugated to KLH, including Neovacs’ Kinoid immunotherapy product candidates and other KLH-based immunotherapy vaccine products, for human or veterinary use. The Joint Venture will be organized as a French simplified corporation.

Stellar will hold a 30% equity interest in the Joint Venture in exchange for an initial capital contribution in the amount of €120,000. Neovacs will hold the remaining 70% of the equity interest in the Joint Venture in exchange for an initial contribution in the amount of €280,000. One-half of the initial contribution by each of Stellar and Neovacs will be paid upon incorporation of the Joint Venture (the “Requisite Contribution”), which is scheduled to occur no later than May 31, 2016. The balance of each party’s initial capital contribution will be paid upon the occurrence of certain future events as set forth in the Agreement. Following the formation of the Joint Venture, Stellar and Neovacs shall provide the Joint Venture, pro rata to their interest in the share capital of the Joint Venture, additional financing as may be required to satisfy the financing needs of the Joint Venture. If the Joint Venture does not achieve certain milestones by December 31, 2017, the Joint Venture will be dissolved, unless (i) the parties mutually agree to pursue the joint venture arrangement, or (ii) either Stellar or Neovacs decides to purchase the equity interests of the other party, for a price and in a manner as set forth in the Agreement.

The Joint Venture will be governed by a three-member board of directors (the “JV Board”), two of whom will be appointed by Neovacs and one by Stellar. Stellar will have certain minority shareholder rights requiring, among other things, unanimity for approval by the JV Board and/or the Joint Venture shareholders of certain key decisions. The Joint Venture will be managed on a day-to-day basis by its president and chief executive officer, each of whom will be proposed by Neovacs and appointed by a majority vote of the Joint Venture shareholders. Each of Neovacs and Stellar are entitled, upon the occurrence of certain events, including a material breach (as defined in the Agreement), to acquire the interest of the other party in the Joint Venture.

In connection with the formation of the Joint Venture and the performance of the goals and projects thereunder, (a) Stellar and the Joint Venture shall enter into (a) an exclusive supply agreement for the supply of Stellar KLH™ to the Joint Venture, (b) a supply agreement between Neovacs and the Joint Venture designating the Joint Venture as the exclusive manufacturer and supplier of Neovacs’ Kinoid vaccines to Neovacs, and (c) services agreements for the provision of various knowledge and expertise by each of Stellar and Neovacs to the Joint Venture. Neovacs and the Joint Venture will also enter into a license agreement pursuant to which Neovacs will license to the Joint Venture certain of its intellectual property. The formation of the Joint Venture is expected to close on or before June 30, 2016.

The Joint Venture has an initial ten-year term, renewable for successive five-year terms. If Stellar or Neovacs provides notice at least six months prior to the expiration date of an applicable term that it does not wish to continue the joint venture transaction, the other party shall have a right to acquire all of such terminating party’s equity interests in the Joint Venture.

The Agreement contains customary restrictions on transfer of the equity interests, tag-along and drag-along rights, non-competition, non-solicitation, confidentiality and termination provisions.

The foregoing summary of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events.

On May 11, 2016, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements made under the provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Forward-looking statements in this current report include, but are not limited to, statements regarding the Company’s strategic partnerships, future supply and pricing arrangements for the Company’s products, the degree of market acceptance for the Company’s products or for other companies’ products in which the Company’s products are components, the Company’s ability to protect its intellectual property, and the successful implementation of the Company’s products for their intended use, whether directly or through the Joint Venture. There can be no assurance that such forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Please view these and other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended September 30, 2015, and subsequent Quarterly Reports on Form 10-Q, as well as other filings it makes with the SEC. Any forward-looking statements in this current report represent the Company’s views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any obligation to update this information, as a result of future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1±	Joint Venture Agreement, dated May 11, 2016, by and among Neovacs, S.A. and Stellar Biotechnologies, Inc.
99.1	Press release issued by Stellar Biotechnologies, Inc., dated May 11, 2016.

± Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: May 17, 2016	By:	/s/ Kathi Niffenegger
		Name:	Kathi Niffenegger
		Title:	Chief Financial Officer